                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------


We consent to the incorporation by reference in the following Registration Statements of Comcast Corporation and its subsidiaries on Forms S-3 and S-8 of our report dated February 28, 1995 relating to the financial statements of Comcast MHCP Holdings, L.L.C. (an indirect majority owned subsidiary of Comcast Corporation) appearing in Form 8-K of Comcast Corporation and its subsidiaries filed on or about April 24, 1995.

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Registration Statements on Form S-8:
- -----------------------------------

                                                     Registration Statement Number
                                                     -----------------------------
Title of Securities Registered
- ------------------------------
The Comcast Corporation Retirement Investment Plan          33-41440

Storer Communications Retirement Savings Plan               33-54365

Stock Option Plans                                          33-25105

Stock Option Plans                                          33-56903

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Registration Statements on Form S-3:
- -----------------------------------
Title of Securities Registered
- ------------------------------

Senior Debentures; Senior Subordinated Debentures;
Subordinated Debentures; Preferred Stock, without
par value; Depository Shares representing Preferred
Stock; Class A Common Stock, $1.00 par value; Class
A Special Common Stock, $1.00 par value and Warrants        33-40386

Class A Special Common Stock $1.00 par value                33-46988

Senior Debentures, Senior Subordinated Debentures
and Subordinated Debentures                                 33-57410

Senior Debentures; Senior Subordinated Debentures;
Subordinated Debentures; Preferred Stock, without
par value; Depository Shares representing Preferred
Stock; Class A Common Stock, $1.00 par value;
Class A Special Common Stock, $1.00 par value and
Warrants                                                    33-50785

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/s/ Deloitte & Touche LLP


April 24, 1995
Philadelphia, Pennsylvania